UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 24, 2010

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 24, 2010 (the “Early Settlement Date”), the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain dealer managers relating to the Company’s 6.50% Senior Notes due 2020 (the “New Notes”).  In the Registration Rights Agreement, the Company agreed for the benefit of the holders of the New Notes that the Company will (a) file with the Securities and Exchange Commission (the “SEC”), not later than 150 days after the Early Settlement Date, a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer (the “Registered Exchange Offer”) to exchange the New Notes for a new series of notes (the “Exchange Notes”) having terms identical in all material respects to the New Notes being exchanged, except that the Exchange Notes will not contain transfer restrictions, and (b) use its reasonable best efforts to promptly cause the Exchange Offer Registration Statement to become effective within 270 days of the Early Settlement Date.

Pursuant to the Registration Rights Agreement, when the SEC declares the Exchange Offer Registration Statement effective, the Company will promptly commence the Registered Exchange Offer and offer the Exchange Notes in return for the New Notes.  In addition, the Company agreed that the Registered Exchange Offer will remain open for not less than 30 days after the date it mails notice of the Registered Exchange Offer to holders of New Notes.  For each New Note surrendered to the Company under the Registered Exchange Offer, the holder of New Notes will receive an Exchange Note of equal principal amount. Interest on each Exchange Note will accrue from the last interest payment date on which interest was paid on the New Notes or, if no interest has been paid on the New Notes, from the date of their original issuance.

If (i) the Company determines that it is not permitted to effect the Registered Exchange Offer, (ii) any holder of New Notes notifies the Company that it is not eligible to participate in the Registered Exchange Offer, or (iii) for any other reason the Registered Exchange Offer is not completed within 315 days after the Early Settlement Date, then the Company will be required under the Registration Rights Agreement to file with the SEC a shelf registration statement (the “Shelf Registration Statement”) covering resales of the New Notes and thereafter use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act.

If (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to 150 days after the Early Settlement Date, (ii) such Exchange Offer Registration Statement is not declared effective by the SEC on or prior to 270 days after the Early Settlement Date, (iii) neither the Registered Exchange Offer is completed nor the Shelf Registration Statement, if applicable, has become effective within 315 days of the Early Settlement Date, (iv) the Exchange Offer Registration Statement has become effective but ceases to be effective or usable (v) or the Shelf Registration Statement, if applicable, has been declared effective but ceases to be effective or usable (each of such foregoing events a “Registration Default”), then the Company will be required to pay additional interest on the New Notes at a rate of 0.25% per annum during the 90-day period immediately following any Registration Default (which rate shall increase to a maximum 0.50% per annum thereafter). Following the cure of all Registration Defaults, the accrual of additional interest on the New Notes will cease and the interest rate will revert to the applicable original rate on the New Notes.  The increased interest described above is the sole and exclusive remedy, monetary or otherwise, available to holders of affected New Notes with respect to any Registration Default.

A copy of the Registration Rights Agreement is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of certain provisions of this document is qualified in its entirety by reference thereto.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 24, 2010, the Company closed its private offer to exchange outstanding 12.000% Senior Notes due 2013 (“Outstanding Notes”) for New Notes and cash and issued New Notes in an aggregate principal amount of $348,173,000. The New Notes bear interest at 6.50% per annum and mature on September 15, 2020.  Interest on the New Notes will (i) accrue at the rate of 6.50% per year from the Early Settlement Date, (ii) be payable semiannually in arrears on March 15 and September 15 of each year, commencing March 15, 2011, (iii) be payable to registered holders of New Notes as of the close of business on March 1 or September 15, (iv) be computed on the basis of a 360-day year comprised of twelve 30-day months, and (v) be payable on overdue interest to the extent permitted by law at the same rate as interest is payable on principal.

The New Notes constitute senior unsecured indebtedness of the Company.  The New Notes:

•	rank equally in right of payment with all of the Company’s existing and future unsecured senior indebtedness;

•	rank senior in right of payment with all of the Company’s existing and future subordinated indebtedness;

•	rank effectively junior in right of payment with all of the Company’s existing and future secured indebtedness to the extent of the assets securing such indebtedness; and

•
are not guaranteed by any of the Company’s subsidiaries or unconsolidated affiliates, and accordingly rank effectively junior in right of payment with all existing and future indebtedness and other liabilities of the Company’s subsidiaries and unconsolidated affiliates.

The New Notes were issued pursuant to an indenture (the “Base Indenture”) governing senior debt securities dated as of May 10, 1999 between the Company and HSBC Bank USA, National Association, a national banking association, as successor-in-interest to JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee, as amended and supplemented by the Sixteenth Supplemental Indenture thereto relating to the New Notes (the “Sixteenth Supplemental Indenture,” and the Base Indenture, as amended and supplemented from time to time (including without limitation pursuant to the Sixteenth Supplemental Indenture), the “Indenture”).

The Base Indenture contains customary covenants, including covenants that,

•	limit the Company’s or any restricted subsidiary’s ability (with certain exceptions) to create, assume, incur or suffer to exist any lien upon any principal property to secure any debt without causing all of the debt securities outstanding under the Base Indenture to be secured equally and ratably with, or prior to, the new debt so long the new debt is so secured; and

•	limit the Company’s or any restricted subsidiary’s ability to engage in a sale-leaseback transaction (with certain exceptions).

The New Notes are redeemable at the Company’s option at any time in whole, or from time to time in part (in integral multiples of $1,000 principal amount), prior to their maturity date, at a certain “make-whole price”, on not less than 30 calendar days nor more than 60 calendar days notice prior to the date of redemption and in accordance with the provisions of the Indenture.

If a change of control (as defined in the Sixteenth Supplemental Indenture) occurs, unless the Company has previously exercised its option to redeem all outstanding New Notes, the Company will make an offer to each holder of New Notes to repurchase all or any part of that holder’s New Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of New Notes repurchased plus any accrued and unpaid interest to the date of purchase.

The New Notes are subject to customary events of default.

A copy of the Sixteenth Supplemental Indenture is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 2.03. The foregoing summary of certain provisions of this document is qualified in its entirety by reference thereto.

Item 8.01  Other Events.

On September 24, 2010, the Company announced the early results of our private offer to exchange Outstanding Notes for New Notes and cash.  A copy of the press release is attached as Exhibit 99.A.

Nothing in this report should be construed as an offer to purchase the Outstanding Notes, as such offer is only being made upon the terms and is subject to the conditions set forth in the Company’s Offering Memorandum dated September 10, 2010 and the related Letter of Transmittal.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.A	Sixteenth Supplemental Indenture, dated as of September 24, 2010, between El Paso Corporation and HSBC Bank USA, National Association, as trustee, to Indenture dated as of May 10, 1999.
10.A	Registration Rights Agreement dated September 24, 2010.
99.A	Press Release dated September 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

	By:	/s/ Robert W. Baker
Robert W. Baker
Executive Vice President and General Counsel

Dated: September 24, 2010

EXHIBIT INDEX

Exhibit Number	Description

4.A	Sixteenth Supplemental Indenture, dated as of September 24, 2010, between El Paso Corporation and HSBC Bank USA, National Association, as trustee, to Indenture dated as of May 10, 1999.
10.A	Registration Rights Agreement dated September 24, 2010.
99.A	Press Release dated September 24, 2010.